UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                               September 13, 2005

                          Lehman Brothers Holdings Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

             1-9466                                           13-3216325
   (Commission File Number)                    (IRS Employer Identification No.)

                  745 Seventh Avenue
                  New York, New York                  10019
          (Address of Principal Executive Offices) (Zip Code)

                                 (212) 526-7000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.      Departure of Directors or Principal Officers;
                Election of Directors; Appointment of Principal Officers.

(d) On September 13, 2005, Roland A. Hernandez was elected to the Board of Directors of Lehman Brothers Holdings Inc. (the "Company"). The size of the Company's Board of Directors was increased to eleven in connection with the election. Mr. Hernandez will serve in the class of directors whose terms expire in 2006. There will be four directors in that class. Mr. Hernandez has not been named to any committees of the Board of Directors.

Item 9.01         Financial Statements and Exhibits

(c) Exhibits.

99.1    Press Release Relating to the Election of Roland Hernandez as a Director

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LEHMAN BROTHERS HOLDINGS INC.


Date:    September 16, 2005            By: /s/ James J. Killerlane III
                                           ------------------------------------
                                           Name:  James J. Killerlane III
                                           Title: Vice President and
                                                  Assistant Secretary

                                  EXHIBIT INDEX

Exhibit 99.1 Press Release Relating to the Election of Roland Hernandez as a Director